SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Global Equity VIP
Upon the recommendation of DWS Global Equity VIP’s (the “fund”) investment advisor, DWS Investment Management Americas, Inc. (the “Advisor”), the Board of Trustees of Deutsche DWS Variable Series II has authorized the termination and liquidation of the fund, which will be effective on or about October 28, 2021 (the “Liquidation Date”). Accordingly, the fund will involuntarily redeem the shares of any shareholder (i.e., a participating insurance company that offers the fund) outstanding on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the fund, subject to any applicable contractual undertaking, then in effect, by the Advisor to waive or reimburse certain operating expenses of the fund. As the Liquidation Date approaches, the fund’s assets will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective. Shareholders whose shares are involuntarily redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.
Existing participating insurance company investors that currently offer the fund as an investment option may continue to offer it to their contract owners until the Liquidation Date.
Please Retain This Supplement for Future Reference
July 21, 2021
PROSTKR21-44